Exhibit h (i)(a) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

AMENDMENT TO EXHIBIT 1

FA=Fund Accounting
SR=Shareholder Recordkeeping

CONTRACT                                                      SERVICES
DATE        CLASS Y COMPANY                                   PROVIDED

           INDEPENDENCE ONE MUTUAL FUNDS

6/21/94     Independence One Michigan Municipal Cash Fund     SR,FA
              CLASS K SHARES (REDESIGNATED 10/1/99)
              CLASS Y SHARES (REDESIGNATED 10/1/99)

6/21/94     Independence One Prime Money Market Fund          SR, FA
              CLASS K SHARES (REDESIGNATED 10/1/99)
              CLASS Y SHARES (REDESIGNATED 10/1/99)

6/21/94     Independence One U.S. Government Securities Fund  SR, FA
10/1/99       CLASS B SHARES
6/21/94       CLASS Y SHARES

6/21/94       CLASS K SHARES (REDESIGNATED 10/1/99)

6/21/94     Independence One U.S. Treasury Money Market Fund  SR, FA
              CLASS K SHARES (REDESIGNATED 10/1/99)

9/25/95     Independence One Equity Plus Fund                 SR, FA
9/25/95       CLASS Y SHARES (REDESIGNATED  10/1/99)
10/1/99       CLASS B SHARES

10/23/95    Independence One Fixed Income Fund                SR, FA
              CLASS Y SHARES (REDESIGNATED 10/1/99)

11/20/95    Independence One Michigan Municipal Bond Fund     SR, FA
              CLASS Y SHARES (REDESIGNATED 10/1/99)

3/4/98      Independence One International Equity Fund        SR, FA
              CLASS Y SHARES (REDESIGNATED 10/1/99)

3/4/98      Independence One Small Cap Fund                   SR, FA
              CLASS Y SHARES (REDESIGNATED 10/1/99)

                                    INDEPENDENCE ONE MUTUAL FUNDS

                                    By:  /S/ JEFFREY W. STERLING

                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President

                                    FEDERATED SERVICES COMPANY

                                    By:  /S/ C. GRANT ANDERSON

                                    Name:   C. Grant Anderson
                                    Title:  Vice President

As revised:  10/1/99